UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/29/2006

VALASSIS COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10991

DE	38-2760940
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

19975 Victor Parkway, Livonia, MI 48152
(Address of principal executive offices, including zip code)

734-591-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 4.01.    Changes in Registrant's Certifying Accountant

Valassis Communications, Inc. ("Valassis") and the Audit Committee of its Board of Directors determined it was appropriate to review other accounting firms as prospective independent accountants for the Valassis Employees' Retirement Savings Plan (the "Plan") and, as such, issued a request for proposal to several firms in regard to the Plan's audit engagement for the year ended December 31, 2005.

As a result, on March 29, 2006, the Plan engaged Plante & Moran, PLLC ("Plante & Moran") as independent accountants to audit the financial statements of the Plan for the year ended December 31, 2005. As of March 29, 2006, Deloitte & Touche, LLP ("Deloitte") was dismissed as independent accountants of the Plan. The reports of Deloitte regarding the Plan's financial statements as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion or any qualification or modification as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through March 29, 2006, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the matter in its reports on the financial statements for such years, and there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K. The Plan furnished Deloitte with a copy of this Current Report on Form 8-K prior to filing it with the Securities and Exchange Commission (the "SEC"). The Plan also requested that Deloitte furnish a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report. Attached hereto as Exhibit 16.1 is a copy of Deloitte's letter dated March 29, 2006, stating its agreement with such statements.

The Plan engaged Plante & Moran as its independent accountants to audit the Plan's financial statements for the year ended December 31, 2005. During the years ended December 31, 2004 and 2003 and through the filing date of this Current Report, neither the Plan nor anyone acting on the Plan's behalf consulted Plante & Moran regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a "reportable event" described in Item 304(a)(1)(v) of Regulation S-K.

The change in accounting firm described above pertains only to the financial statements of the Plan and does not affect Deloitte's engagement as the independent registered public accounting firm of Valassis.

Item 9.01.    Financial Statements and Exhibits

The exhibit listed below is filed herewith

(d) Exhibits

Exhibit 16.1                Letter from Deloitte & Touche, LLP to the Securities and Exchange Commission dated March 29, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

Date: March 29, 2006	By:	/s/ Robert L. Recchia
Robert L. Recchia
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter from Deloitte & Touche, LLP to the Securities and Exchange Commission dated March 29, 2006